INDEPENDENT BANK CORPORATION
2014 ANNUAL SHAREHOLDERS MEETING

April 22, 2014

INDEPENDENT
BANK

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements of goals, intentions, and expectations as to future trends, plans, events, or results of Independent Bank Corporation's operations and policies, including, but not limited to, Independent Bank Corporation's outlook on earnings and the sufficiency of the allowance for loan losses, and statements regarding asset quality, projections of future revenue, earnings or other measures of economic performance, Independent Bank Corporation's plans and expectations regarding non-performing assets, business opportunities, and general economic conditions. Forward-looking statements include expressions such as "will," "may," "should," "believe," "expect," "forecast," "anticipate," "estimate," "project," "intend," "likely," "optimistic" and "plan," and similar words or phrases, which are necessarily statements of belief as to expected outcomes of future events. These statements are based on current and anticipated economic conditions, nationally and in Independent Bank Corporation's markets, interest rates and interest rate policy, competitive factors, and other conditions which by their nature are not susceptible to accurate forecast and are subject to significant uncertainty. Because of these uncertainties and the assumptions on which this presentation and the forward-looking statements are based, actual future operations and results may differ materially from those indicated in this presentation. For a discussion of certain factors, risks and uncertainties which could cause actual future operations and results to differ from estimates and projections discussed in these forward-looking statements, please read the "Risk Factors" section in Independent Bank Corporation's 2013 Annual Report on Form 10-K. You should not place undue reliance on any such forward-looking statement. These forward-looking statements are not guarantees of future performance. Independent Bank Corporation does not undertake to publicly revise or update forward-looking statements in this presentation to reflect events or circumstances that arise after the date of this presentation.

INDEPENDENT
BANK

Today's Agenda

- Introductions
- Voting upon matters listed in the Company's 2014 Proxy Statement
- Presentation by IBC President & CEO and CFO
- Question and answer session

INDEPENDENT BANK

IBC Board of Directors

- William J. Boer
- Stephen L. Gulis Jr.
- Terry L. Haske
- Robert L. Hetzler
- William B. Kessel
- Michael M. Magee Jr., Executive Chairman
- James E. McCarty, Lead Outside Director
- Charles A. Palmer
- Charles C. Van Loan

IBC Executive Management

- Michael M. Magee Jr. – Executive Chairman
- William B. Kessel – President and Chief Executive Officer
- Robert N. Shuster – EVP/Chief Financial Officer
- Mark L. Collins – EVP/General Counsel
- Stefanie M. Kimball – EVP/Chief Risk Officer
- Dennis J. Mack – EVP/Chief Commercial Lending Officer
- David C. Reglin – EVP/Retail Banking

INDEPENDENT BANK

2014 Annual Meeting of Shareholders

- Secretary for the meeting (Robert Shuster)
- Inspectors of election (Martha Blandford/Scott Petersen)
- Record date: February 21, 2014
- Approximate mailing date of Proxy Statement: March 10, 2014
- Shares entitled to vote: 23,027,092
- Determination of quorum
- Voting on proposals

INDEPENDENT
BANK

Proposal #1
Election of Directors



Stephen L. Gulis Jr.



Terry L. Haske



William B. Kessel



Charles A. Palmer

INDEPENDENT
BANK

Proposal #2
Ratification of Appointment of Independent Auditors

- Crowe Horwath LLP has served as IBC's independent registered public accounting firm since 2005
- Crowe Horwath was founded in 1942 and is one of the 10 largest accounting and consulting firms in the U.S.
- IBC is served primarily by Crowe Horwath's Grand Rapids, Michigan and South Bend, Indiana offices

Crowe Horwath.

INDEPENDENT BANK

Proposal #3
Advisory Vote on Executive Compensation

The Board has solicited a non-binding advisory vote from our shareholders to approve the compensation of our executives as described in our proxy materials.

Proposal #4
Advisory Vote on the Frequency of a Shareholder Advisory Vote on Executive Compensation

The Board has solicited a non-binding advisory vote from our shareholders on how often the Company should include a “say on pay” proposal in its proxy materials.

INDEPENDENT BANK CORPORATION

Celebrating 150 Years

Presentation by Brad Kessel, President & CEO

Recent Events

2009

June: The recession officialy ends after 18 months, making it the longest downturn in postwar history.

2010

July 21: President Obama signs into law a sweeping reform of the financial system, the Dodd-Frank Wall Street Reform and Consummer Protection Act.

2011

October 25: IBC/IB enters into Memorandum of Understanding (MOU) with Federal Reserve Bank (FRB) and Department of Insurance and Financial Services (DIFS).

2012

July: IBC creates Enterprise wide risk management function and executive level CRO position.

December 7: **Sale of 21 branches** ($403.1 million in deposits, $48 million in loans, $11.5 million premium).

2013

March 26: **FRB and DIFS terminate MOU**, require board resolution on reporting and need for prior approval to pay dividends.

April: **Closed or consolidated 15 branch locations** since 2011.

June 30: **Reported 6th consecutive** quarter of profitability; deferred tax asset valuation allowance reversal, recorded income tax benefit of $57.6 million

July 2: FRB approved final new capital rules under Basel III.

July 26: **Execution of Securified Purchase Agreement** with U.S. Treasury (UST) $81 million.

August 28: **Sale of 13.225 million shares of common** ($97.1 million net proceeds).

August 29: Brought current the interest and quarterly dividends on subordinated debentures and trust preferred securities.

August 30: **Redeemed Series B Preferred** and Warrant from UST.

October: **Redeemed 8.25% trust preferred securities ($9.2 million)**; FRB and DIFS agree Board Resolutions can be rescinded by IB/IBC board.

2014

March 31: **Reported 9th consecutive** quarter of profitability.

April: **Announced reinstatement** of quarterly common stock dividend.

INDEPENDENT
BANK

Michigan's Premier Community Bank

Working together to make a positive difference in the lives of our customers, shareholders, associates, and the communities we serve.

- Our legacy – Serving customers since 1864
- Our footprint – 70 branches in 22 counties in Michigan's lower peninsula
- Our foundation:
  - A culture of high performance
  - Community banking philosophy
  - Sound plan for consistent profitability
  - Continuous focus on building long-term franchise value



The Wagar Block.


INDEPENDENT

INDEPENDENT BANK

A Culture of High Performance

- Accountability – best practices
- Effectiveness and commitment – a professional, hardworking team
- Understanding needs – helping our customers
- Exceptional service – impress every customer every day, every time
- Integrity – doing the right thing
- Strong on credit – no short cuts, long term view
- Investing in our people


Independent Bank



INDEPENDENT BANK

Community Banking Philosophy

- Know your customer
- Local decision making
- Investing in community

American Cancer Society

United Way

American Red Cross


ICE & FUEL
517/372-3850



INDEPENDENT BANK

Sound Plan for Consistent Profitability

- Revenue growth
  - Primarily organic within footprint, leveraging market resources
  - Commercial Banking
  - Mortgage Banking
  - Retail Banking
- Operational efficiency
  - Process automation and waste elimination
  - "Making it easy for customers to bank with us"
  - "Making it easy for our staff to serve our customers"
  - Branch rationalization
  - Delivery Channel Optimization





INDEPENDENT BANK

Continuous Focus on Building Long-Term Franchise Value

- Core deposits
- Asset quality
- Well capitalized
- Strong liquidity
- Market share
- Diversity
- Growth in EPS and TBV


Huron
Arenac
Newaygo
Mecosta
Isabella
Midland
Bay
Sanilac
Tuscola
Montcalm
Saginaw
Muskegon
Kent
Genesee
Lapeer
Ottawa
Ionia
Oakland
Macomb
Barry
Eaton
Ingham
Jackson
Detroit
Ann Arbor
Wayne

INDEPENDENT
BANK

24/7 Banking to Serve our Customers

Customers can bank with us their own way – internet, mobile, ATM

New website design


INDEPENDENT
BANK
INVESTING
IN YOU. SINCE 1864.
BANK-OWNED PROPERTIES
YOUR FUTURE STARTS HERE
HOLIDAY SAVERS
EXPLORE THE HORIZONS CLUB

Mobile & tablet app

INDEPENDENT
BANK

New ATMs


INDEPENDENT
BANK
ATM
BANK ON THE FLY.
SINCE 1864.
INDEPENDENT
ATM
INDEPENDENT
BANK
BANK ON THE FLY.
ATM
INDEPENDENT

INDEPENDENT
BANK

150th Anniversary

- "150 Ways in 150 Days" – Giving back to our communities
  - Each department and branch is selecting two days through the year to serve their communities (collecting for the needy, participating in a non-profit event, etc.)
- Charity donations
  - Employees are donating $1.50 every Friday to wear jeans and Independent Bank logo polo or jersey. Donations collected will be given to a different charity every month.
- Week-long celebration (May 26 – May 30)
  - Week-long promotions
  - Customer contests

INDEPENDENT BANK CORPORATION

2013–2014 Financial Review

Presentation by Rob Shuster, Chief Financial Officer

INDEPENDENT
BANK

2013 Financial Summary

	4Q13	3Q13	4Q12	2013	2012
Diluted EPS	$ 0.21	$ 0.17	$ 0.36	$ 3.55	$ 0.80
Net income	4,809	3,505	11,915	77,509	26,198
NI available to common	4,809	10,310	10,809	82,062	21,851
Total assets	2,209,943	2,183,504	2,023,867		
Total loans	1,374,570	1,379,983	1,419,139		
Total deposits	1,884,806	1,849,318	1,779,537		
Shareholders' equity	231,581	226,601	134,975		
Tangible BV per share	10.01	9.79	5.15		
TCE to tangible assets	10.35%	10.24%	2.32%		

Note: Dollars in 000's, except per share data.

INDEPENDENT BANK

2013 Financial Highlights

4Q 2013 Results

- Eighth consecutive profitable quarter
- Net income of $4.8 million, or $0.21 per diluted share
- Commercial loans grew 6.2% (annualized rate)
- NPA's declined to $36.2 million (1.64% of total assets)
- Loan net charge-offs of $1.3 million (70% decline from 4Q'12)
- Redemption of $9.2 million of 8.25% trust preferred securities

2013 Full Year Results

- Net income applicable to common stock of $82.1 million, or $3.55 per diluted share
- Income tax benefit totaled $54.9 million, or $2.51 per diluted share
- Total deposits grew $105.3 million, or 6%
- TCE ratio increased to 10.35% at 12/31/13 from 2.32% at 12/31/12
- TBV per share increased to $10.01 at 12/31/13 from $5.15 at 12/31/12

INDEPENDENT BANK

2013 Net Interest Margin/Income

Net Interest Margin (TE) (%)


4.30%
4.25%
4.20%
4.15%
4.10%
4.05%
4.00%
3.95%
3.90%
3.85%
3.80%
3.95%
3.99%
4.25%
4.16%
4.10%
3.96%
Q3'12
Q4'12
Q1'13
Q2'13
Q3'13
Q4'13

Net Interest Income ($ in Millions)


$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
$21.5
$20.9
$19.6
$19.5
$19.5
$19.4
Q3'12
Q4'12
Q1'13
Q2'13
Q3'13
Q4'13

Note: All dollars in millions.

Highlights

- Interest rate sensitivity profile of the loan and securities portfolios, in combination with a low cost core deposit base, positions us to benefit from a rising interest rate environment
- Net interest income has shrunk along with the balance sheet compared to 2012, but has been generally stable during 2013
- Low interest rate environment continues to place pressure on the net interest margin; 2014 goal is to offset the impact of some additional NIM compression with growth in interest-earning assets

INDEPENDENT BANK

2013 Non-Interest Income

YTD Non-Interest Income Breakout


Interchange
$7.4M
16%
Sale of Loans
$10.0M
22%
Sale of Securities
$0.4M
1%
Mortgage Servicing
$3.8M
8%
Commissions
$1.7M
4%
BOLI
$1.4M
3%
Insurance
$1.7M
4%
Other
$4.4M
10%
Charges on Deposits
$14.1M
31%

Non-Interest Income Trends


$18.0
$16.0
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
50.0%
45.0%
40.0%
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
$14.6
$13.0
$14.5
$16.0
$11.1
$13.0
$9.8
$10.9
Q1'12
Q2'12
Q3'12
Q4'12
Q1'13
Q2'13
Q3'13
Q4'13
Non-interest Income
Non-interest Inc/ Operating Rev (%)

Note: Q4'12 non-interest income excludes the gain related to the branch sale of $5.4 million.

Highlights

- Diverse sources of non-interest income, which totaled $10.9 million in 4Q '13 and $44.8 million for all of 2013
- 2013 total non-interest income represents approximately 37% of total revenue (net interest income and non-interest income)
- New debit card brand agreement executed in January 2014, which is expected to increase net interchange revenues by approximately $1 million annually beginning in May 2014
- Focus on mortgage banking operations cost structure due to reduced refinance volume
  - We retain servicing on most of the mortgages we originate
  - Currently we service $1.7 billion in mortgages (19,000 clients)

INDEPENDENT BANK

2013 Non-Interest Expense

Non-Interest Expense ($ in Millions)


$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
90%
85%
80%
75%
70%
65%
$28.0
$29.5
$29.3
$29.9
$25.5
$27.7
$25.9
$25.0
Q1'12
Q2'12
Q3'12
Q4'12
Q1'13
Q2'13
Q3'13
Q4'13
Compensation and Benefits
Credit Related
Occupancy
Data Processing
FDIC Insurance
Other
Efficiency

Highlights

- Internal group charged with improving our efficiency ratio to 65% over time through both reduction in non-interest expenses and increased revenues – an incentive compensation target is tied to the efficiency ratio goals
- Target for 2014 is total non-interest expenses of $22 million to $23 million per quarter
- Expense reductions focused on six major components:
  1) Compensation and benefits
  2) Credit-related costs
  3) Occupancy costs
  4) Data processing expenses
  5) FDIC insurance
  6) Legal and professional

Note: Efficiency ratio is defined as non-interest expense, excluding amortization of intangibles and non-recurring expense, as a percent of net interest income and non-interest income, excluding realized gains on securities and non-recurring items.

INDEPENDENT BANK

Credit Quality Summary

Non-performing Loans ($ in Millions)


$120
$100
$80
$60
$40
$20
$0
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
$110
4.8%
3.7%
3.8%
$68
$60
3.1%
2.7%
$45
2.3%
$39
2.0%
$33
$28
1.5%
1.5%
1.3%
1.5%
$20
$20
$18
$21
2009
2010
2011
Q2'12
Q3'12
Q4'12
Q1'13
Q2'13
Q3'13
Q4'13
Q1'14
Non-performing Loans (NPLs)
NPLs / Total Loans

ORE / ORA ($ in Millions)


$45
$40
$35
$30
$25
$20
$15
$10
$5
$0
$31.5
$39.4
$34.0
$29.5
$30.3
$26.1
$23.6
$17.8
$16.6
$18.3
$18.0
2009
2010
2011
Q2'12
Q3'12
Q4'12
Q1'13
Q2'13
Q3'13
Q4'13
Q1'14

30-89 Days Delinquent ($ in Millions)


$70
$60
$50
$40
$30
$20
$10
$0
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
2.8%
$64.7
2.1%
$37.2
1.3%
1.1%
1.2%
1.3%
1.2%
1.0%
0.8%
1.0%
0.8%
$21.2
$16.8
$17.3
$19.0
$16.4
$13.4
$11.7
$13.6
$11.3
2009
2010
2011
Q2'12
Q3'12
Q4'12
Q1'13
Q2'13
Q3'13
Q4'13
Q1'14
30-89 Days PD
30-89 Days PD / Loans

Non-performing Assets ($ in Millions)


$160.0
$140.0
$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$0.0
$141.4
$107.0
$93.9
$74.6
$69.2
$59.1
$51.5
$37.9
$37.0
$36.2
$38.8
2009
2010
2011
Q2'12
Q3'12
Q4'12
Q1'13
Q2'13
Q3'13
Q4'13
Q1'14
Nonaccruals
Loans 90+ Days PD
ORE/ORA

Note: Non-performing loans and non-performing assets exclude troubled debt restructurings that are performing.

INDEPENDENT BANK

Credit Cost Summary

Provision for Loan Losses


$120
$100
$80
$60
$40
$20
$0
($20)
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
-1.0%
4.3%
2.3%
1.7%
0.5%
0.1%
-0.3%
$103
$47
$28
$7
($4)
$0.4
2009
2010
2011
2012
2013
YTD 2014
Provision
% of Avg. Portfolio Loans

Loan Net Charge-Offs


$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
3.3%
3.0%
2.2%
1.4%
0.6%
0.7%
$80
$61
$37
$21
$8
$2
2009
2010
2011
2012
2013
YTD 2014
NCOs
% of Avg. Portfolio Loans

Allowance for Loan Losses


$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
3.6%
3.7%
3.7%
3.1%
2.4%
2.2%
$82
$68
$59
$44
$32
$30
2009
2010
2011
2012
2013
YTD 2014
Allowance
% of Portfolio Loans

Note: Dollars all in millions

INDEPENDENT BANK

1Q'14 Financial Summary

	1Q'14	4Q'13	3Q'13	2Q'13	1Q'13
Diluted EPS[1]	$ 0.13	$ 0.21	$ 0.17	$ 2.64	$ 0.27
Net income	3,138	4,809	3,505	63,388	5,807
NI available to common	3,138	4,809	10,310	62,231	4,712
Total assets	2,259,639	2,209,943	2,183,504	2,134,674	2,105,347
Total portfolio loans	1,360,512	1,374,570	1,379,983	1,386,082	1,390,862
Total deposits	1,938,742	1,884,806	1,849,318	1,816,089	1,850,793
Shareholders' equity	236,586	231,581	226,601	208,835	144,085
Tangible BV per share	10.19	10.01	9.79	12.53	5.81
TCE to tangible assets	10.35%	10.35%	10.24%	5.58%	2.62%

Note: Dollars in 000's, except per share data.
(1) For the first, second and third quarters of 2013 diluted EPS is based on net income available to common stock.

INDEPENDENT BANK

1Q'14 Financial Highlights

Income Statement

- Ninth consecutive profitable quarter
- Net income of $3.1 million, or $0.13 per diluted share
- Results generally in-line with our expectations
- Non-interest expenses reduced by $3.1 million, or 12.1%
- Optimistic for prospect of improved earnings during remainder of 2014 as compared to first quarter

Balance Sheet/Capital

- Commercial loans grew $6.8 million, or 4.4% annualized
- Total deposits grew $53.9 million, or 11.6% annualized
- TCE ratio stable at 10.35% at 3/31/14 and 12/31/13
- TBV per share increased to $10.19 at 3/31/14 from $10.01 at 12/31/13
- Announced six cent per share cash dividend on common stock (payable 5/15/14 to record holders on 4/30/14)

INDEPENDENT BANK

Independent Bank Corporation

2014 Annual Shareholders Meeting

Question and Answer Session

- Brad Kessel, President & CEO
- Rob Shuster, Chief Financial Officer

INDEPENDENT BANK

Independent Bank Corporation

2014 Annual Shareholders Meeting

Voting Results

- Shares entitled to vote: 23,027,092
- Proposal #1 – Election of Directors
- Proposal #2 – Ratification of Auditors
- Proposal #3 – Advisory (Non-Binding) Vote on Executive Compensation
- Proposal #4 – Advisory (Non-Binding) Vote on the Frequency of a Shareholder Vote on Executive Compensation

INDEPENDENT BANK

Independent Bank Corporation

2014 Annual Shareholders Meeting

Closing Remarks

Thank you for attending!

NASDAQ: IBCP

Celebrating our 150th year in 2014!